Related Party Balances and Transactions (Tables)	12 Months Ended
Dec. 31, 2021
Related Party Balances and Transactions
Schedule of balances due to related parties

	December 31,	December 31,
	2021	2020
Mr. Hengwei Chen and his affiliates *	$902,141	$881,442
Forasen Group and its affiliates, controlled by Mr. Zhengyu Wang, Chairman and previous CEO of the Company until December 6, 2019	806,556	1,058,188
Mr. Wangfeng Yan, the CEO of the Company since December 7, 2019 and his affiliates	138,724	79,457
Total	$1,847,421	$2,019,087

*Mr. Hengwei Chen was the former general manager of Shangchi Automobile (formerly known as Suzhou E-Motors). The Company acquired 70% equity interest in Shangchi Automobile and issued 2,500,000 restricted shares of Tantech’s common stock the Henglong Chen in connection with the acquisition of Shangchi Automobile. As of December 31, 2021 and 2020, the amount due to Mr. Hengwei Chen and his affiliates were $902,141 and $881,442, respectively.